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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004
                                                        -----------------


                              Alleghany Corporation
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-9371                  51-0283071
----------------------------     ------------------------     ----------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


375 Park Avenue, Suite 3201, New York, New York                         10152
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   (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement.

       On December 23, 2004, Alleghany Corporation entered into a definitive agreement providing for the merger of its wholly owned subsidiary Heads & Threads International LLC with and into HTI Acquisition LLC, an acquisition vehicle formed by a private investor group led by Heads & Threads management and by Capital Partners, Inc. Heads & Threads International LLC is engaged in the industrial fasteners business. Under the terms of the merger agreement, Alleghany will receive merger consideration of approximately $55 million in cash, subject to adjustment based upon the net book value of Heads & Threads International LLC on the closing date. The merger is expected to close on December 31, 2004 and is subject to customary closing conditions.

       The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10.1(a) and incorporated herein by reference. A copy of the press release issued by Alleghany Corporation announcing that it had entered into the merger agreement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

       (c) Exhibits. The following exhibits accompany this report:

       Exhibit Number                  Exhibit Description
       --------------                  --------------------
          10.1(a)                      Agreement and Plan of Merger, dated as of
                                       December 23, 2004, among HTI Acquisition
                                       LLC, Heads & Threads International LLC
                                       and Alleghany Corporation (the "Heads &
                                       Threads Merger Agreement")

          10.1(b) List of Contents of Exhibits and Schedules to the Heads & Threads Merger Agreement. Alleghany agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

            99.1 Press Release Announcing the Signing by Alleghany Corporation of a Definitive Agreement Regarding the Merger of Heads & Threads International LLC with HTI Acquisition LLC


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Alleghany corporation


Date:  December 28, 2004                        By: /s/ David B. Cuming
                                                    ----------------------------
                                                    Name:  David B. Cuming
                                                    Title: Senior Vice President


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                                Index to Exhibits
                                -----------------


       Exhibit Number                           Exhibit Description
       --------------                           --------------------
          10.1(a) Agreement and Plan of Merger, dated as of December 22, 2004, among HTI Acquisition LLC, Heads & Threads International LLC and Alleghany Corporation

          10.1(b) List of Contents of Exhibits and Schedules to the Heads & Threads Merger Agreement. Alleghany agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

           99.1 Press Release Announcing the Signing by Alleghany Corporation of a Definitive Agreement Regarding the Merger of Heads & Threads International LLC with HTI Acquisition LLC


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